7. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details 1) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Investment in property on operating leases	$ 63,338	$ 62,665
Less: Accumulated depreciation	(5,798)	(4,378)
Total	57,540	58,287
Buildings and leasehold improvements
Investment in property on operating leases	58,524	57,827
Machinery and equipment
Investment in property on operating leases	$ 4,814	$ 4,838